UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2019

OFS Capital Corporation
(Exact name of Registrant as specified in its charter)

Delaware	814-00813	46-1339639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 2500 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.
(a) Dismissal of independent registered public accounting firm
On March 15, 2019, the board of directors (the “Board”) of OFS Capital Corporation (the “Company”) dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm. The Board’s decision to dismiss BDO was recommended by the audit committee of the Board.
BDO served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2018 and 2017. The audit reports of BDO on the Company’s consolidated financial statements as of and for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
The audit report of BDO on the effectiveness of internal control over financial reporting as of December 31, 2018 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of BDO on the effectiveness of internal control over financial reporting as of December 31, 2017 was an adverse opinion due to the material weakness identified regarding the Company’s internal controls related to the reliability of financial information reported by portfolio companies that is used as financial inputs in the Company’s investment valuations as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the U.S. Securities Exchange Commission (“SEC”) on March 12, 2018.
During the Company’s two most recent fiscal years and the subsequent period preceding March 15, 2019, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of such disagreements in connection with its reports, nor were there any “reportable events”, as such term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Company provided BDO with a copy of this Form 8-K prior to its filing with the SEC and requested that BDO provide the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of BDO’s letter dated March 21, 2019 is filed as an exhibit to this Form 8-K.
(b) Engagement of new independent registered public accounting firm
On March 15, 2019, upon the recommendation of the audit committee, the Board approved the engagement of KPMG LLP (“KPMG”) to serve as the Company’s independent registered accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2019.
During the two most recent fiscal years and through March 15, 2019, the date of the engagement of KPMG, neither the Company nor any person on its behalf has consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of BDO USA, LLP
* * * * *

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFS CAPITAL CORPORATION
Date: March 21, 2019	By: /s/ Bilal Rashid
Chief Executive Officer